Exhibit 10.3EXECUTION VERSION

TERMINATION AGREEMENT

(OMNIBUS AGREEMENT)

This TERMINATION AGREEMENT (this “Agreement”), dated as of November 19, 2019, is made and entered into by and among CrossAmerica Partners LP, a Delaware limited partnership (the “MLP”), CrossAmerica GP LLC, a Delaware limited liability company and the general partner (the “General Partner”) of the MLP, Dunne Manning Inc., a Delaware corporation (“DMI”), CST Services, LLC, a Delaware limited liability company (“CST”), Circle K Stores, Inc., a Texas corporation (“CK”), Dunne Manning Stores, LLC, a Delaware limited liability company (“DMS”) and Joseph V. Topper, Jr., an individual (“Topper”).

WHEREAS, the MLP, the General Partner, DMI, CST, CK, DMS and Topper are parties to that certain Second Amended and Restated Omnibus Agreement, entered into and effective as of April 29, 2019 (the “Omnibus Agreement”); and

WHEREAS, in connection with the consummation of the transactions contemplated by that certain Securities Purchase Agreement, dated as of November 19, 2019, by and among CST, CST Brands, LLC (“Seller”), CST GP, LLC, CST Brands Holdings, LLC, the Subsidiaries of Seller set forth on the signature pages thereto, Lehigh Gas GP Holdings LLC, Dunne Manning CAP Holdings I LLC and Dunne Manning CAP Holdings II LLC (the “Purchase Agreement”), each of the MLP, the General Partner, DMI, CST, CK, DMS and Topper wish to terminate the Omnibus Agreement and all rights, liabilities and obligations of the MLP, the General Partner, DMI, CST, CK, DMS and Topper thereunder.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, confirm and acknowledge as follows:

1.Termination.  Effective as of the Closing (as such term is defined in the Purchase Agreement), the Omnibus Agreement is hereby terminated and, notwithstanding anything to the contrary set forth therein (including, without limitation, any provision that purports to survive such termination), no party thereto shall have any further rights, liabilities or obligations thereunder; provided, however, that the provisions of Article II, Article V (solely with respect to unpaid amounts due thereunder for Services rendered prior to the Closing), Section 5.4, Article VI, Article VII, Article IX, and Article XII shall survive such termination and shall remain in full force and effect in accordance with their terms for such remaining term as may be provided therein.

2.Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

3.Binding on Successors.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

4.Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first set forth above.

CROSSAMERICA PARTNERS LP

By CROSSAMERICA GP LLC,

Its General Partner

By:/s/ Gerardo Valencia
Name:Gerardo Valencia
Title:President and Chief Executive Officer

crossamerica gp, llc

By:/s/ Gerardo Valencia
Name:Gerardo Valencia
Title:President and Chief Executive Officer

Dunne Manning Inc.

By: /s/ Joseph V. Topper, Jr.
Name:Joseph V. Topper, Jr.
Title:Chief Executive Officer

CST Services, LLC

By: /s/ Darrell Davis
Name:Darrell Davis
Title:President

[Signature Page to Termination Agreement]

Circle K Stores, Inc.

By:/s/ Darrell Davis
Name:Darrell Davis
Title:Executive Vice President Operations,

North America

Dunne Manning Stores, LLC

By: Dunne Manning Stores Holdings, LLC,

       its Manager

By:/s/ Charles Nifong
Name:Charles Nifong
Title:General Manager

JOSEPH V. TOPPER, JR.

/s/ Joseph V. Topper, Jr.

[Signature Page to Termination Agreement]